Hancock Bank | WHITNEY

Strong Opportunities

Hancock Holding Company

Hancock Holding Company

Gulf South Bank Conference May 13, 2013 Gulf South Bank Conference May 13, 2013 Exhibit 99.1

Hancock Bank | WHITNEY

togetherwebuild
WHITNEY
Hancock Bank.

Carl Chaney President & CEO 2

Forward-Looking
Statements
Forward-Looking
Statements
Certain of the statements or information included in this presentation may constitute forward-looking statements.  Forward-looking statements include projections of revenue, costs, results of operations or financial condition or statements regarding future market conditions or our potential plans and strategies for the future.  Forward-looking statements that we may make include, but may not be limited to, comments with respect to future levels of economic activity in our markets,  loan growth, deposit trends, credit quality trends, future sales of nonperforming assets, net interest margin trends, future expense levels and the ability to achieve reductions in non-interest expense or other cost savings, projected tax rates, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts such as accretion levels, the impact of the branch rationalization process, uses of capital and the financial impact of regulatory requirements.  Hancock’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.
We believe that the expectations reflected or implied by any forward-looking statements are based on reasonable assumptions, but actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results or outcomes to differ from those expressed in the Company's forward-looking statements include, but are not limited to, those outlined in
Hancock's SEC filings, including the “Risk Factors” section of the Company’s 10-K for the year ended
December 31, 2012 and most recent  form 10-Q.
Hancock undertakes no obligation to update or revise any forward-looking statements, and you are cautioned not to place undue reliance on such forward-looking statements.

JACKSON
MONTGOMERY
ALEXANDRIA
HATTIESBURG
BATON ROUGE
MOBILE
LAKE CHARLES
TALLAHASSEE
JACKSONVILLE
10
LAFAYETTE
HOUSTON
GULFPORT
PENSACOLA
NEW ORLEANS
PANAMA CITY
4
ORLANDO
TAMPA

•
Diversified footprint across the Gulf South
•
2 well-known Gulf Coast brands
•
Loyal customer base and attractive deposit funding
•
Diversified revenue stream with strong earnings momentum
•
Leading market share in key MSAs
•
Louisiana and Houston economies are best performing markets within our footprint
A Premier Gulf South
Financial Services Franchise
Whitney Bank
Hancock Bank

#1 Most Improved Metro in the USA
[Wall Street Journal]
#1 Growing Metro Area for Employment
[Brookings Inst.]
#1 Metro for IT Job Growth in the USA
[Forbes]
#1 Most Improved State in the U.S.
[Chief Executive magazine]
#1 State for Economic Growth Potential
[Business Facilities]
Recent Accolades For
Recent Accolades For
New Orleans and LA
New Orleans and LA
5 Source: GNO, Inc.

•
Net income $48.6 million or $.56
per diluted common share
•
ROA 1.03%
•
ROTCE 12.04%
•
Continued to build strong capital
levels
•
Improved asset quality metrics
•
Expenses in line with guidance
•
Recent balance sheet decline related
mainly to seasonal trends in deposits
and loan demand
•
Challenges from operating
environment & headwinds continue
Fundamentals Remain Solid
Fundamentals Remain Solid
Compared to Peers
Compared to Peers

* A reconciliation of net income to operating income and pre-tax, pre-provision income is included in the appendix.
** Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles, securities transactions and merger expenses.

Sam Kendricks Chief Credit Officer 7

Consumer
14%
C&I
38%
C&D
9%
CRE
25%
Residential
mortgage
14%

Other
5%
E&P
40%
Transportation
21%
Drilling &
Pre-drilling
21%
Service &
Supply
13%

Growth Continues In C&I
Growth Continues In C&I
Portfolio, Energy Lending
Portfolio, Energy Lending
• Total loans $11.5B; down $95 million, or less than 1%
linked-quarter
• Seasonal reductions in demand from some C&I customers
in the first quarter
• New loan activity in many markets across the footprint,
especially Houston, Florida and Louisiana
• Loans outstanding to oil & gas industry customers totaled
$960 million, or approximately 8% of total loans, at
March 31, 2013
• Based on current levels of activity, management expects
some success in achieving net loan growth in future
quarters.
Period-end balances. As of March 31, 2013

Total Loan Mix 3/31/13
Energy Portfolio Mix

Whitney Portfolio Continues
Whitney Portfolio Continues
Solid Performance
Solid Performance
• FAS 91 mark accreted into earnings over the life of the portfolio
• Credit impaired mark available for charge-offs; if not needed for charge-offs then accreted into income
• Quarterly reviews of accretion levels and portfolio performance will impact reported margin

$s in millions
Credit
Impaired
(SOP 03-3)
Performing
(FAS 91) Total
Whitney loan mark at acquisition
(as adjusted in 4Q11)
$284 $187 $471
Acquired portfolio loan balances at acquisition $818 $6,101 $6,919
Discount at acquisition 34.7% 3.1% 6.8%
Remaining Whitney loan mark at 3/31/13 $188 $68 $255
Remaining acquired portfolio loan balances at
3/31/13
$317 $3,565 $3,882
Acquired loan charge-offs from acquisition thru
3/31/13
$27 $6 $33
Discount at 3/31/13 59.2% 1.9% 6.6%
As of March 31, 2013

Peoples First Loan Mark Used
Peoples First Loan Mark Used
For Charge-Offs
For Charge-Offs
• FDIC covered loan portfolio
• Entire loan mark available for charge-offs; if not needed for charge-offs then accreted into income
• Quarterly reviews of accretion levels and portfolio performance will impact reported margin
• FDIC loss share receivable totaled $153 million at March 31, 2013
Balance reflects the total amount expected to be collected from the FDIC

$s in millions
Credit Impaired
(SOP 03-3)
Peoples First loan mark at acquisition  (12/2009) $509
Charge-offs from acquisition thru 3/31/13 $387
Accretion since acquisition date $71
Remaining loan mark at 3/31/13 $91
Impairment reserve at 3/31/13 $62
Remaining acquired portfolio loan balances at 3/31/13 $568
Discount & allowance at 3/31/13 26.9%
As of March 31, 2013

•
Provision for loan losses was $9.6 million, down $18.5 million from 4Q12
•
4Q12 includes $13.7 million related to the bulk loan sale
•
1Q13 includes $6.6 million impact from FDIC-covered loan portfolio
•
1Q13 includes $3.0 million  for the non-covered loan portfolio
•
Linked-quarter decrease related to a lower level of non-covered charge-offs and the impact of a slowdown in newly identified impaired loans
•
Do not expect to maintain lower level of non-covered provision in the near term
•
Non-covered net charge-offs totaled $6.6 million, or 0.23%
•
4Q12 included $16.2 million related to the bulk loan sale
•
Linked-quarter decrease reflects a lower level of gross charge-offs and a higher than normal level of recoveries
•
Do not expect to maintain higher level of recoveries in the near term
•
Allowance for loan losses/loans 1.20%
•
Excluding the impact of the Whitney acquired loans and FDIC covered loans, allowance for loan losses was
1.02%
Improved Asset Quality Metrics
Improved Asset Quality Metrics
11 As of  March 31, 2013

•
Nonperforming assets totaled $229 million, a decrease of $27 million linked-quarter
•
Nonaccrual loans down $6.5 million
•
Restructured loans increased $2.1 million
•
ORE and foreclosed assets down $22.4 million
•
Management will continue to
evaluate the costs and benefits of
NPL and ORE sale
opportunities as part of its
normal credit risk management
process
Improved Asset Quality Metrics
Improved Asset Quality Metrics

$s in millions
Excludes covered portfolio and gross of the Whitney loan mark
As of March 31, 2013
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Criticized Loans
(Special Mention, Substandard, Doubtful)

Hancock Bank | WHITNEY

Michael Achary

Chief Financial Officer

togetherwebuild
WHITNEY
Hancock Bank

13

Deposit Mix 3/31/13
Time deposits 15%
DDA 36%
Interest-bearing public funds 10%
Interest-bearing transaction & savings 39%

Strong Core Deposit
Strong Core Deposit
Funding
Funding
•
Total deposits $15.3 billion, down
approximately $500 million linked-quarter
•
Decrease related mainly to seasonal trends
and maturity of $100 million of brokered
CDs
•
Funding mix remained strong
– Noninterest-bearing demand deposits (DDA) comprised
36% of total period-end deposits
– Shift continued from CDs to no or low cost deposits
– Cost of funds 28bps
•
Approximately $1.6B in CDs maturing over
the next 4 quarters at average rate of .38%
Period-end balances. As of March 31, 2013 14

4.32%
3.94%
4.39%
3.84%
4.43%
3.81%
4.48%
3.80%
4.54%
3.75%
4.48%
3.61%
4.32%
3.41%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
NIM - reported
NIM - core

*Core NIM = reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of total earning assets*

Net Interest Margin Impacted By
Net Interest Margin Impacted By
Earning Asset Repricing
Earning Asset Repricing
•
Reported net interest margin (NIM) 4.32%, down 16bps linked-quarter
•
Core NIM compressed 20bps
– Continued repricing of earning assets causing NIM compression
– Average rate on new loans booked in 1Q13
in the range of 3.0%-3.5% ;
– New securities purchased in 1Q13 at an
average rate of 1.68%
•
Compression of 5-10 bps in the core margin
is expected in the near term
•
All else equal, and adjusting for the volatility
related to loan accretion, compression of the
reported margin of 10-20 bps is
anticipated in the near term
As of March 31, 2013

•
Increase in net purchase accounting adjustments,
mainly from the Whitney transaction,
positively impacted net interest income (NII), NIM, EPS
• Higher than expected accretion in 1Q13 added
approximately $7.5 million to NII, or $.06 to EPS
• Absent additional accretion, and all else equal,
quarterly EPS $.06 lower than reported 1Q13

Core NIM Compression Related
Core NIM Compression Related
to Lower Earning Asset Yields
to Lower Earning Asset Yields

*Core loan yields exclude purchase accounting accretion
•
NIM compression mitigation
strategies in place
•
Main focus on additional loan
volumes, enhanced loan mix,
better pricing
•
C&I
•
Owner-occupied CRE
•
Consumer
•
Continual deployment of excess
liquidity
•
Lower cost of funds where
possible

Expected Annual Impact of Purchase
Expected Annual Impact of Purchase
Accounting Adjustments
Accounting Adjustments
•
Net purchase accounting adjustments
will be ‘sizeable’ part of earnings for
the next few years
•
Post 2015, diminishing levels of
purchase accounting adjustments
also expected
•
Revenue includes loan accretion,
securities amortization, CD accretion
•
Amortization of intangibles mainly
related to the Whitney acquisition
$s in  millions
Impact of Purchase Accounting Adjustments and Efficiency Initiative 2012-2015
(2013-2015 projections will be updated quarterly; subject to volatility)

$124
$113
$86
$72
$31
$29
$27
$24
$93
$85
$59
$48
$0
$25
$50
$75
$100
$125
2012 2013 2014 2015
Revenue impact Amortization of intangibles
Pre -
tax impact PAA

70%
65%
60%
55%
50%
Midpoint Long-Term Efficiency Ratio Target 57% - 59%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Efficiency & Process
Efficiency & Process
Improvement Initiative
Improvement Initiative
•
Announced an efficiency and process improvement initiative
•
Part of the Company’s updated long-term Strategic Plan
•
Most effective way of operating the consolidated organization
Short-term efficiency improvements
Long-term process improvement
•
Committed to reducing non-interest expense in future years by
$50 million compared to annualized 2013 expense
•
Designed to reduce overall annual expense levels over the
next 7 quarters
50% attainment by 1Q14
100% attainment by 4Q14
•
Will include reviews of front and back office areas as well as branch network and current business models
•
Longer-term sustainable efficiency ratio target of 57%-59%
set for 2016
•
Expect to incur one-time costs in implementing the initiative

$s in millions
1Q13 non-interest
expense
$160
Annualized 1Q13
non-interest expense
$640
1Q14 non-interest
expense projection
$153
4Q14 non-interest
expense projection
$147
** Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles, sub debt redemption costs, securities transactions and merger expenses

$125
$100
$75
$50
$25
$0
$124
$113
$86
$72
$93
$85
$59
$48
$31
$29
$27
$24
2012
2013
2014
2015
Revenue impact
Amortization of intangibles
Pre-tax impact PAA

$125
$100
$75
$50
$25
$0
$93
$85
$59
$48
$13
$31
$50
2012
2013
2014
2015
Pre-tax impact PAA
Efficiency initiative pre-tax impact (annualized)

Efficiency Improvements Will Offset Loss
Efficiency Improvements Will Offset Loss
of Purchase Accounting Adjustments
of Purchase Accounting Adjustments
$s in  millions
Impact of Purchase Accounting Adjustments and Efficiency Initiative 2012-2015
(2013-2015 projections will be updated quarterly; subject to volatility)

Carl Chaney President & CEO 20

•
Have reviewed each market for commercial and/or retail line
of business focus
•
Will close between 40-45 branches across the 5-state footprint during 3Q13 and 4Q13
•
Expect to incur one-time costs of between $18 - $22 million
related to branch closures
•
Very little impact in core markets of Greater New Orleans
and MS Gulf Coast
Strategic Review of Markets and
Line of Business Focus
Whitney Bank
Hancock Bank

• TCE ratio 9.14% at March 31, 2013
• Have reviewed opportunities to
deploy excess capital and liquidity in
the best interest of the Company and
its shareholders
• Announced stock buyback of  up
to 5% of outstanding common stock
•
Completed accelerated share repurchase
of approximately 2.8 million shares as of
May 9, 2013
•
Total transaction amount of $115 million
•
Remaining shares to be repurchased
within 12 months
•
Proforma TCE ratio as of
3/31/13…..8.56%
Solid Capital Levels
Solid Capital Levels

Hancock Bank | WHITNEY

Strong Opportunities
Hancock Holding Company

Strong
Strong
Opportunities
Opportunities
Two premier Gulf South franchises
Successful merger, integration, retention of
customers, associates
Today, one strong, consolidated company
History of effective capital management
Superior liquidity
Conservative credit culture
Enhanced earnings potential
Well positioned for future growth
Focused on shareholder value creation

Appendix 24

Non-GAAP
Reconciliation
Non-GAAP
Non-GAAP
Reconciliation
Reconciliation

(a) Net income less tax-effected merger costs, debt early redemption costs, and securities gains/losses. Management believes that this is a useful financial measure because it enables investors to assess ongoing operations.
(b)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense, merger items, and securities transactions. Management believes that PTPP profit is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(amounts in thousands)
(unaudited)
3/31/2013 12/31/2012 3/31/2012
Income Statement
Interest income $185,272 $191,140 $191,716
Interest income (TE) 187,998 194,075 194,665
Interest expense 11,257 11,275 15,428
Net interest income (TE) 176,741 182,800 179,237
Provision for loan losses 9,578 28,051 10,015
Noninterest income excluding
securities transactions 60,187 64,308 61,494
Securities transactions gains/(losses) - 623 12
Noninterest expense 159,602 157,920 205,463
Income before income taxes 65,022 58,825 22,316
Income tax expense 16,446 11,866 3,821
Net income $48,576 $46,959 $18,495
Merger-related expenses - - 33,913
Securities transactions gains/(losses) - 623 12
Taxes on adjustments - (218) 11,865
Operating income (a) $48,576 $46,554 $40,531
Difference between interest income and interest income (TE) $2,726 $2,935 $2,949
Provision for loan losses 9,578 28,051 10,015
Merger-related expenses - - 33,913
Less securities transactions gains/(losses) - 623 12
Income tax expense 16,446 11,866 3,821
Pre-tax, pre-provision profit (PTPP) (b) $77,326 $89,188 $69,181
Three Months Ended

Hancock Bank | WHITNEY

Strong Opportunities

Hancock Holding Company

Hancock Holding Company

Gulf South Bank Conference May 13, 2013 Gulf South Bank Conference May 13, 2013